UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                July 23, 2004
___________________________________________________________________________
              Date of report (Date of earliest event reported)


                              PFS Bancorp, Inc.
___________________________________________________________________________
              (Exact name of registrant as specified in its charter)


Indiana                            000-33233                   35-2142534
___________________________________________________________________________
(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                       Identification No.)



Second and Bridgeway Streets, Aurora, Indiana                       47001
___________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                                (812) 926-0631
___________________________________________________________________________
             (Registrant's telephone number, including area code)


                               Not Applicable
___________________________________________________________________________
       (Former name or former address, if changed since last report)


Item  7.  Financial Statements, Pro Forma Financial Information and Exhibits
          __________________________________________________________________

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

        Exhibit Number      Description
        ______________      ___________

        99.1                Press Release dated July 23, 2004

Item 12.  Results of Operations and Financial Condition
          _____________________________________________

     On July 23, 2004, PFS Bancorp, Inc. (the "Company") issued a press release announcing its results of operations for the second quarter ended June 30, 2004.

     The Companys press release dated July 23, 2004, is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose.























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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              PFS BANCORP, INC.




  Date: July 23, 2004         By:  /s/ Stuart M. Suggs
                                   _______________________________________
                                   Stuart M. Suggs
                                   Corporate Treasurer, Vice President and
                                      Chief Financial Officer

































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                               EXHIBIT INDEX




Exhibit Number              Description
______________              ___________

99.1                        Press Release dated July 23, 2004